Revenue, Other Income and Gains as Restated	12 Months Ended
Dec. 31, 2021
Revenue Other Income And Gains [Abstract]
Revenue, Other Income and Gains as Restated

5. REVENUE, OTHER INCOME AND GAINS (AS RESTATED)

An analysis of revenue is as follows:

	2021	2020	2019
	US$’000	US$’000	US$’000
Revenue from contracts with customer
Sales of goods	—	—	3
License and collaboration revenue
- Licensing of intellectual property	65,402	75,000	59,977
Licensing and Royalties	3,424	—	—
	68,826	75,000	59,980

Revenue from sales of goods and licensing of intellectual property is recognized at a point in time. Revenue from licensing of intellectual property represents variable consideration relating to the milestone payments which were constrained in prior years but included in the transaction price when the milestones were highly probable being achieved. At inception of the Janssen Agreement, the amount allocated to licensing of intellectual property was US$400 million for both U.S. and non-U.S. territories, which was updated to US$600 million as at December 31, 2021.

Licensing and royalties related to an exclusive licensing of certain patents to Nanjing Probio Biotech Co., Ltd. and its affiliates and related subsequent sales-based royalties.

	2021	2020	2019
	US$’000	US$’000	US$’000
Other income and gains
Other income:
Finance income	971	2,930	4,581
Government grants*	1,736	3,072	1,682
Others	35	4	138
	2,742	6,006	6,401
Gains:
Foreign currency exchange gain, net	—	66	584
Fair value gains on financial assets measured at fair value change through profit or loss	—	47	474
Others**	317	—	—
	317	113	1,058
	3,059	6,119	7,459

*

The amount represents subsidies received from local government authorities to support the Group’s business. There were no unfulfilled conditions and other contingencies attached to these government grants.

**	The amount mainly represents reimbursement of depositary fees that are related to the establishment and maintenance of the American Depository Receipts (ADR) program.